UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 21, 2012

OUTDOOR CHANNEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-17287	33-0074499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

43445 Business Park Drive, Suite 103

Temecula, California 92590

(Address of principal executive offices, including zip code)

(951) 699-6991

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously reported, on November 15, 2012, Outdoor Channel Holdings, Inc., a Delaware corporation (“Outdoor Channel”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with InterMedia Outdoors Holdings, LLC, a Delaware limited liability company (“IMOTSC”), InterMedia Outdoor Holdings, Inc., a Delaware corporation (“IMOH”), Outdoor Merger Sub, LLC, a Delaware limited liability company, and Outdoor Merger Corp., a Delaware corporation. On November 21, 2012, IMOH filed with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (Registration No. 333-185106) (the “Registration Statement”), relating to shares of IMOH common stock to be issued in connection with the Merger Agreement. The Registration Statement has not been declared effective and the information set forth therein is subject to change. Investors and security holders can obtain free copies of the Registration Statement through the web site maintained by the SEC at www.sec.gov, and also through Outdoor Channel’s website at www.outdoorchannel.com.

IMPORTANT INFORMATION FOR INVESTORS AND SECURITYHOLDERS

This communication is being made in respect of a proposed business combination involving Outdoor Channel and IMOTSC. In connection with the proposed transaction, IMOH filed with the SEC a Registration Statement on Form S-4 on November 21, 2012 (Registration No. 333-185106), that includes the preliminary proxy statement of Outdoor Channel and that also constitutes a prospectus of IMOH. The information in the preliminary proxy statement/prospectus is not complete and may be changed. IMOH may not sell the common stock referenced in the proxy statement/prospectus until the Registration Statement on Form S-4 filed with the SEC becomes effective. The preliminary proxy statement/prospectus is not an offer to sell IMOH securities and is not soliciting an offer to buy IMOH securities in any state where the offer and sale is not permitted.

The definitive proxy statement/prospectus will be mailed to stockholders of Outdoor Channel and holders of equity interests in IMOTSC. OUTDOOR CHANNEL AND IMOTSC URGE INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the Registration Statement and proxy statement/prospectus and other documents filed with the SEC by Outdoor Channel through the web site maintained by the SEC at www.sec.gov. Free copies of the Registration Statement and definitive proxy statement/prospectus (when available) and other documents filed with the SEC can also be obtained on Outdoor Channel’s website at www.outdoorchannel.com.

PROXY SOLICITATION

Outdoor Channel and its respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Outdoor Channel stockholders in favor of the acquisition. A description of the interest of Outdoor Channel’s directors and executive officers in Outdoor Channel is set forth in the proxy statement for Outdoor Channel’s 2012 annual meeting of stockholders, which was filed with the SEC on April 19, 2012. Details of any benefits in connection with the proposed transaction will also be described in the definitive proxy statement/prospectus (when available). You can find information about Outdoor Channel’s executive officers and directors in its annual report on Form 10-K filed with the SEC on March 9, 2012. You can obtain free copies of these documents from Outdoor Channel in the manner set forth above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTDOOR CHANNEL HOLDINGS, INC.

Date: November 28, 2012	/s/ Catherine C. Lee
Catherine C. Lee
Exec. VP, General Counsel and Corporate Secretary